ENVY DEVELOPMENT PB, LLC

CONSOLIDATED STATEMENT OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2025

Table of Contents

Page
Independent Auditor’s Report	3
Consilidated Statement of Revenue and Certain Operating Expenses	5
Notes to the Consolidated Statement of Revenue and Operating Expenses	6

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Your Vision Our Focus

INDEPENDENT AUDITOR’S REPORT

To the Sole Member

Envy Development PB, LLC:

Opinion

We have audited the accompanying consolidated statement of revenues and certain operating expenses of Envy Development PB, LLC (the “Company”) for the year ended December 31, 2025, and the related notes to the consolidated statement of revenues and certain operating expenses (collectively, the “financial statement”).

In our opinion, the accompanying financial statement presents fairly, in all material respects, the revenues and certain operating expenses of the Company described in Note 2 of the financial statement for the year ended December 31, 2025, in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statement section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Company’s revenues and expenses. As a result, the financial statement may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

In preparing the financial statement, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statement is available to be issued.

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Auditors’ Responsibilities for the Audit of the Financial Statement

Our objectives are to obtain reasonable assurance about whether the financial statement as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statement.

In performing an audit in accordance with GAAS, we:

•         Exercise professional judgment and maintain professional skepticism throughout the audit.

•         Identify and assess the risks of material misstatement of the financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement.

•         Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•         Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statement.

•         Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Turner, Stone & Company, L.L.P. Dallas, Texas

September 23, 2026

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ENVY DEVELOPMENT PB, LLC

CONSOLIDATED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2025

December 31, 2025

Revenue
Rental and other property revenues	$4,904,596
Total revenue	4,904,596

Certain operating expenses
Property operating expenses	2,685,209
Taxes and insurance	1,817,940
Total certain operating expenses	4,503,149

Revenues in Excess of Certain Operating Expenses	$401,447

See accompanying notes to the consolidated statement of revenues and certain operating expenses.

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ENVY DEVELOPMENT PB, LLC

NOTES TO THE CONSOLIDATED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2025

1.       Organization

Envy Development PB, LLC (the “Company”), a Florida limited liability company, was formed on July 10, 2017. The Company is a single-member limited liability company. The Company owns and operates an apartment complex (the “Property”), a 214-unit residential community located in Pompano Beach, Florida. The Company is to continue until terminated in accordance with the Limited Liability Company Agreement.

2.       Basis of Presentation

The accompanying consolidated statement of revenues and certain operating expenses (the “financial statement”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the United States Securities and Exchange Commission (the “SEC”) promulgated under the Securities Act of 1933, as amended. Accordingly, the financial statement is not representative of the actual operations for the period presented as revenues, and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include management fees, depreciation, amortization, and interest.

3.       Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statement includes the accounts of Envy Development PB, LLC and its wholly-owned subsidiary, Envy Development DE, LLC, a Delaware limited liability company. All material intercompany accounts and transactions have been eliminated.

Revenue Recognition

The Property’s residential units are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. The Property recognizes rental revenue on a straight-line basis over the terms of the rental agreements and in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 842, Leases. Rental revenue is recognized on an accrual basis and when the collectability of the amounts due from tenants is deemed probable. Rental revenue is included within rental and other property revenues on the Property’s statement of revenues and certain operating expenses.

Tenant reimbursements for common area maintenance and other recoverable expenses, such as pet, administrative, application and other fees, are recognized when the services are provided and the obligations are satisfied. Tenant reimbursements are included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Certain Operating Expenses

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating expenses include administrative, repairs and maintenance, marketing, payroll, utilities, taxes, and insurance.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reporting and disclosure of revenues and certain expenses during the reporting period to present the statement of revenues and certain operating expenses. The estimates, judgments and assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances. Actual results could differ from those estimates.

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ENVY DEVELOPMENT PB, LLC

NOTES TO THE CONSOLIDATED STATEMENT OF REVENUES AND CERTAIN OPERATING EXPENSES

For the Year Ended December 31, 2025

4.       Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Property. As of December 31, 2025, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter are as follows:

2026	$4,227,152
2027	252,845
Thereafter	—
$4,479,997

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

5.       Tenant Concentrations

No single tenant comprised over 10% of the Property’s total revenue for the year ended December 31, 2025.

6.       Commitments and Contingencies

The Property is subject to various legal actions and claims arising in the ordinary course of business. Although the outcome of any legal matter cannot be predicted with certainty, management does not believe that any of these legal proceedings or matters will have a material adverse effect on the financial position or results of operations or liquidity of the Property.

7.       Related Party Transactions

There were no significant related party transactions during the year ended December 31, 2025.

8.       Subsequent Events

The Property evaluated subsequent events through September 16, 2026, the date the financial statements were available to be issued.

Income Tax Refund

Subsequent to December 31, 2025, the Company received a federal income tax refund of $202,030 related to its 2025 tax year. The refund resulted from a successful property tax challenge. No income tax receivable was recorded as of December 31, 2025, as property tax challenges are recorded in the accounting period when the final determination or settlement was reached.

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